EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of American Petro-Hunter Inc. (the “Company”) on Form 10-QSB for the period ended September 30, 2007, as filed with the Securities and Exchange Commission (the “Report”), I, Patrick A. McGowan, President, Chief Executive Officer, Acting Chief Financial Officer and Chairman of the Board, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   November 19, 2007

/s/ Patrick A. McGowan
__________________
Patrick A. McGowan
President, Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)

/s/ Patrick A. McGowan
__________________
Patrick A. McGowan
Acting Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer))